                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     June 19, 1996


                     POLLUTION RESEARCH AND CONTROL CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                                  CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)


           0-14266                                    95-2746949
    (Commission File Number)             (I.R.S. Employer Identification No.)



506 Paula Avenue, Glendale, California                   91201
(Address of Principal Executive Offices)               (Zip Code)




                                 818-247-7601
              (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

                      POLLUTION RESEARCH AND CONTROL CORP.

                          AMENDMENT NO. 1 TO FORM 8-K

                                 June 19, 1996

                               TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
Item 2.     Acquisition or Disposition of Assets.                                             3

Item 7.     Financial Statements and Exhibits.                                                4

Item 2.  Acquisition or Disposition of Assets.

         On July 3, 1996, the Company filed a Current Report on Form 8-K describing its acquisition of Nutek, Inc. effective June 19, 1996. This Amendment No. 1 to that Form 8-K is filed for the purpose of furnishing the financial information required by Rule 310(c) and (d) of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired:

The financial statements of Nutek, Inc. and Notes to Financial Statements, together with the Independent Auditor's report of Patton Thornton & Co. required by this Item 7(a) are attached on pages F-1 through F-15 hereof and are incorporated herein by this reference. The Pro-forma financial information required by this Item 7(a) is attached on pages F-16 through F-18 hereof and is incorporated herein by this reference.

The financial statements and information filed as part of this current report on Form 8-K are listed in the index to financial statements below:

                                                                                                 Page
                                                                                                 ----
         1)      Independent Auditor's report                                                    F-1
         2)      Balance Sheets of Nutek, Inc. as of September 29, 1995 and
                 September 30, 1994                                                              F-2
         3)      Statements of Income of Nutek, Inc. for the Years Ended
                 September 29, 1995 and September 30, 1994                                       F-4
         4)      Statements of Changes in Stockholders' Equity of Nutek, Inc.
                 for the Years Ended September 29, 1995 and September 30, 1994                   F-5
         5)      Statements of Cash Flows of Nutek, Inc. for the Years Ended
                 September 29, 1995 and September 30, 1994                                       F-6
         6)      Notes to Financial Statements of Nutek, Inc.                                    F-7
         7)      Unaudited Balance Sheet of Nutek, Inc. as of May 31, 1996                       F-12
         8)      Unaudited Statements of Income of Nutek Inc. for the Eight
                 Months Ended May 31, 1996 and 1995                                              F-14
         9)      Unaudited Statements of Cash Flows of Nutek Inc. for the
                 Eight Months Ended May 31, 1996 and 1995                                        F-15

(b)      Pro-forma financial information::

         1)      Pro-forma Condensed Consolidated Statement of Operations
                 of Pollution Research and Control Corp. and Subsidiaries for
                 the Year Ended December 31, 1995                                                F-16
         2)      Pro-forma Condensed Consolidated Statement of Operations
                 of Pollution Research and Control Corp.  and Subsidiaries
                 for the Five Months Ended May 31, 1996                                          F-17
         3)      Notes to Pro-Forma Condensed Consolidated Statements
                 of Operations                                                                   F-18

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Pollution Research and Control Corp.
                                       ------------------------------------
                                                    (Registrant)

Date:    August  29, 1996              By:   /s/ Albert E. Gosselin, Jr       .
       ------------------                  -----------------------------------
                                           Albert E. Gosselin, Jr.,  President

Patton Thornton & Co.
Certified Public Accountants
2nd Floor Harbourview Bldg.
25 West Cedar Street
Pensacola, FL 32573
Tel: (904) 434-3146
Fax: (904) 438-2160

                          INDEPENDENT AUDITOR'S REPORT

         We have audited the accompanying balance sheets of Nutek, Inc. as of September 29, 1995 and September 30, 1994, and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nutek, Inc., as of September 29, 1995 and September 30, 1994, and the results of its operations, and its cash flows for the years then ended, in conformity with generally accepted accounting principles

/S/  Patton, Thornton & Co..
December 4, 1995

                                 BALANCE SHEET
                        NUTEK, INC. - PENSACOLA, FLORIDA
                   SEPTEMBER 29, 1995 AND SEPTEMBER 30, 1994


                                     ASSETS


CURRENT ASSETS:                                                               1995                   1994
                                                                          ----------              ----------
  Cash                                                                    $      498              $      -0-
  Contracts receivable (note B)                                              277,928                 680,655
  Costs and estimated earnings in
     excess of billings (notes A1 & C)                                       276,834                 459,399
  Inventory (notes A2 & L)                                                   402,969                 648,179
  Income taxes receivable                                                      9,920                     -0-
  Other receivables                                                           45,853                  36,759
  Employee advances                                                            3,424                     514
  Prepaid expenses                                                            11,097                   5,890
  Deferred tax asset (note E)                                                 17,000                  15,000
                                                                          ----------              ----------
                                                                          $1,045,523              $1,846,396

PROPERTY & EQUIPMENT:
  Office furniture and equipment                                          $   52,141              $   58,905
  Buildings & Leasehold improvements                                         289,544                 285,032
  Transportation equipment                                                    88,529                  83,569
  Machinery and equipment                                                    609,587                 673,542
  Computer and software                                                      154,845                  93,558
  Equipment under capital leases                                             108,608                 173,119
                                                                          ----------              ----------
                                                                          $1,303,254              $1,367,725
  Less accumulated depreciation
  (note A3)                                                                  997,094               1,061,664
                                                                          ----------              ----------
                                                                          $  306,160              $  306,061

OTHER ASSETS:
  Patents, less accumulated amortization
    of $49,746 in 1994 (note F)                                           $      -0-              $   39,315
  Deposits                                                                       424                     424
                                                                          ----------              ----------
                                                                          $      424              $   39,739
                                                                          ----------              ----------

                                                                          $1,352,107              $2,192,196
                                                                          ==========              ==========

The accompanying notes are an integral part of these statements.

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:                                               1995                   1994
                                                                ----------             ----------
Accounts payable                                                $  162,410             $  498,301
Accrued and other payables                                          21,358                 35,623
Income taxes payable                                                                        2,212
Accrued salaries and bonuses                                        10,263                 24,261
Billings in excess of costs and
  estimated earnings (notes A1 & C)                                 17,086                 16,850
Current portion of long-term
  debt (note M)                                                    179,627                517,666
                                                                ----------             ----------
                                                                $  390,744             $1,094,913
LONG-TERM DEBT:
  Notes payable (note M)                                        $  254,099             $  555,558
  Note payable to stockholder  (note G)                            466,862                548,308
  Obligations under capital leases
    (note H)                                                                               16,209
                                                                ----------             ----------
                                                                $  720,961             $1,120,075
         Less amounts due within one year
           (note M)                                               (179,627)              (517,666)
                                                                ----------             ----------
                                                                $  541,334             $  602,409
COMMITMENTS AND CONTINGENCIES
  (note H)                                                               -                      -

DEFERRED INCOME TAXES - LONG TERM
  (note E)                                                      $   27,000             $   33,000

STOCKHOLDERS' EQUITY:
  Common stock: $1 par value; 20,000
    shares authorized, 2,548.19 shares
    issued and 1,800 outstanding
    in 1994 and 1995                                            $    1,913             $    1,913
  Additional paid-in capital                                        81,361                 81,361
  Retained earnings                                                369,231                438,076
  Treasury stock (Common stock 748.19
    shares in 1994 and 1995) at cost.                              (59,476)               (59,476)
                                                                ----------             ----------

                                                                $  393,029             $  461,874
                                                                ----------             ----------
                                                                $1,352,107             $2,192,196
                                                                ==========             ==========

                              STATEMENTS OF INCOME
                        NUTEK, INC. - PENSACOLA, FLORIDA
             YEARS ENDED SEPTEMBER 29, 1995 AND SEPTEMBER 30, 1994


                                                            1995                             1994
                                                           -----                             ----
                                                                 % of                              % of
                                               Amount          Revenues           Amount         Revenues
                                             -----------       --------         ----------       --------
Contract revenues earned                      $2,480,299         100.0%         $3,743,467         100.0%
Cost of revenues earned                        2,073,692          83.6           2,967,104          79.3
                                              ----------         -----          ----------        ------

Gross profit                                  $  406,607          16.4          $  776,363          20.7
Discounts earned and
  miscellaneous income                             4,651            .2               5,747            .2
                                              ----------         -----          ----------        ------

                                              $  411,258          16.6          $  782,110          20.9
General and administrative
  expenses                                       692,612          27.9             644,567          17.2
                                              ----------         -----          ----------        ------

Income (loss) from
   operations                                 $ (281,354)        (11.3)         $  137,543           3.7

Other income (expenses):
  Sale of assets                              $    7,596            .3          $    5,500            .1
   Sale of scrap                                   5,027            .2               4,525            .1
   Interest income                                 2,415            .1                   6             -
   Interest expense                             (108,169)         (4.4)            (99,340)         (2.6)
   Gain on FirePower Sale                        287,291          11.6                 -0-             -
                                              ----------         -----          ----------        ------

                                              $  194,160           7.8          $  (89,309)         (2.4)
                                              ----------         -----          ----------        ------

Net income (loss) before
   taxes                                      $  (87,194)         (3.5)         $   48,234           1.3
Provision (benefit) for income
   taxes (note D)                                (18,349)          (.7)             11,000            .3
                                              -----------        -----          ----------        ------

Net income (loss)                             $  (68,845)         (2.8)%        $   37,234           1.0%
                                              ==========         =====          ==========        ======


The accompanying notes are an integral part of these statements.

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                        NUTEK, INC. - PENSACOLA, FLORIDA

             YEARS ENDED SEPTEMBER 29, 1995 AND SEPTEMBER 30, 1994


                                                Additional
                                   Capital        Paid-In           Treasury     Retained
                                   Stock          Capital             Stock      Earnings           Total
                                   -----          -------             -----      --------           -----
Balances at
  October 1, 1993                  $1,913        $ 81,361         $(27,524)       $400,842         $456,592

Net income                                                                          37,234           37,234

Treasury stock reacquired
  from ESOP                                                        (31,952)                         (31,952)
                                   ------        --------         --------        --------         --------
Balances at September 30,
  1994                             $1,913        $ 81,361         $(59,476)       $438,076         $461,874

Net (loss)                                                                         (68,845)         (68,845)
                                   ------        --------         --------        --------         --------

Balance at September 29,
  1995                             $1,913        $ 81,361         $(59,476)       $369,231         $393,029
                                   ======        ========         ========        ========         ========





The accompanying notes are an integral part of these statements.

                            STATEMENTS OF CASH FLOWS
                        NUTEK, INC. - PENSACOLA, FLORIDA
             YEARS ENDED SEPTEMBER 29, 1995 AND SEPTEMBER 30, 1994

CASH FLOWS FROM OPERATING ACTIVITIES:                           1995          1994
                                                             ----------    ----------
  Net income (loss)                                          $ (68,845)     $  37,234
  Adjustments to reconcile net income to net cash:
    (Gain) Loss on disposal of asset                          (294,887)        (5,500)
    Depreciation and amortization                               72,253         63,967
    Provision for deferred taxes                                (8,000)        11,000
  (Increase) decrease in current assets:
    Contracts receivable                                       402,727       (244,260)
    Costs and estimated earnings in excess of billings         182,565        (35,909)
    Inventory                                                  245,210         49,521
    Income taxes receivable                                     (9,920)           -0-
    Employee advances                                           (2,910)          (371)
    Prepaid expenses                                            (5,207)         1,000
    Other receivables                                           (9,094)        (1,639)
    Refundable income taxes                                        -0-            -0-
    Other assets                                                   -0-         21,569
  Increase (decrease) in current liabilities:
    Accounts payable                                          (335,890)       131,941
    Accrued and other payables                                 (14,265)        23,167
    Income taxes payable                                        (2,212)        (8,892)
    Accrued salaries and bonuses                               (13,996)        15,587
    Billings in excess of costs and
      estimated earnings                                           236         12,412
                                                             ---------      ---------

                                                             $ 137,765      $  70,827
CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of property and equipment                      $ (88,731)     $ (78,490)
  Proceeds from disposal of property and
    equipment and patents                                      350,580          5,500
                                                             ---------      ---------
                                                             $ 261,849      $ (72,990)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term debt                               $  75,567      $  75,811
  Borrowings from stockholders                                  46,669         59,687
  Repayments to stockholders                                  (128,115)       (80,728)
  Repayments of long-term debt                                (393,237)       (28,506)
  Stock reacquired from ESOP plan and trust                        -0-        (31,952)
                                                             ---------       --------
                                                             $(399,116)      $ (5,688)
                                                             ---------       --------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS             $     498       $ (7,851)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                     -0-          7,851
                                                             ---------       --------
CASH AND CASH EQUIVALENTS AT END OF YEAR                     $     498       $    -0-
                                                             =========       ========


The accompanying notes are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
                        NUTEK, INC. - PENSACOLA, FLORIDA

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1. The Company uses the accrual method of accounting in maintaining its books and preparing its financial statements.

         Profits on long-term contracts are recorded on the basis of the Company's estimates of the percentage of completion of individual contracts, commencing when progress reaches a point where experience is sufficient to estimate final results with reasonable accuracy. That portion of the contract price is accrued which is allocable, on the basis of the estimates of percentage of completion, to contract expenditures incurred and work performed.

         At the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss is accrued.

         General and administrative expenses are charged as incurred to periodic income and are not allocated to contract costs.

         Costs and earnings in excess of amounts billed are classified as current assets under "costs and estimated earnings in excess of billings on uncompleted contracts." Billings in excess of costs are classified under "current liabilities as billings in excess of costs and estimated earnings on uncompleted contracts."

2. Inventory is stated at the lower of cost or market, with cost being determined by the first-in, first-out method of inventory valuation.

3. Depreciation is provided by using accelerated and straight-line methods over the estimated useful lives of the related assets.

4. Investment and other business tax credits are recognized as reductions of income tax expense in the period in which the credits may be utilized.

5. In 1987, the Company changed from a fiscal year ending on September 30th to one ending on the Friday closest to September 30th. The last days of fiscal 1995 and 1994 were September 29th and September 30th, respectively.

6. For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with an original maturity when purchased of three months or less to be cash equivalents.

7. The Company's sole manufacturing facility is located in Pensacola, Florida. The Company's primary activities include: production of control panels, PC boards, and electronic ignition systems. Although the Company only has one manufacturing facility, it sells and ships its products nationwide.

                        NUTEK, INC. - PENSACOLA, FLORIDA


NOTE B - CONTRACTS RECEIVABLE

         Contracts receivable as of September 29, 1995 and September 30, 1994, were as follows:

                                                                             1995                      1994
                                                                             ----                      ----
              Contracts receivable                                        $292,928                 $ 690,655
              Allowance for doubtful accounts                              (15,000)                  (10,000)
                                                                          --------                 ---------
                                                                          $277,928                 $ 680,655
                                                                          ========                 =========

NOTE C - CONTRACTS IN PROGRESS

         Information with respect to contracts in progress at September 29, 1995 and September 30, 1994, was as follows:

                                                                          1995                      1994
                                                                        --------                  --------
Cost incurred on uncompleted contracts                                  $428,534                  $819,164
Estimated earnings                                                        96,749                   166,609
                                                                        --------                  --------
                                                                        $525,283                  $985,773
         Less:  Billings to date                                         265,535                   543,224
                                                                        --------                  --------
                                                                        $259,748                  $442,549
                                                                        ========                  ========

         These amounts are included in the accompanying balance sheet under the following captions:

                                                                             1995                     1994
                                                                          --------                 ---------
         Costs and estimated earnings in excess
           of billings on uncompleted contracts                           $276,834                 $ 459,399
         Billings in excess of costs and
           estimated earnings on uncompleted
           contracts                                                       (17,086)                  (16,850)
                                                                          --------                 ---------
                                                                          $259,748                 $ 442,549
                                                                          ========                 =========

NOTE D - INCOME TAXES

         The Company has approximately $41,000 of job credits and research credits expiring in the years 1998 through 2001. The major differences between the current year statutory tax rates and the actual income tax provision in these financial statements are the use of general business tax credits to reduce taxes.

                        NUTEK, INC. - PENSACOLA, FLORIDA


NOTE E - DEFERRED INCOME TAXES

         The deferred tax asset results primarily from book and tax differences in inventory due to Internal Revenue Code Section 263A (uniform capitalization) and allowance for doubtful accounts. The deferred tax liability results from differences in accumulated depreciation for book and tax purposes.


NOTE F - PATENTS

         Patents are stated at cost less accumulated amortization. Amortization is provided by using the straight-line method over the estimated useful life of 17 years.


NOTE G - NOTE PAYABLE TO STOCKHOLDER

         The note from the stockholder is a demand note with interest accruing monthly at 10.0% per annum. The note is due on October 1, 1997. This note is subordinated to the other liabilities of Nutek, Inc. Total interest expense paid to the shareholder in fiscal year 1995 was $56,186 and $53,346, respectively.


NOTE H - COMMITMENTS AND CONTINGENCIES

         The Company leases various equipment and office space under operating leases expiring at various dates through July 1998. As of September 29, 1995, future minimum lease payments under the non-cancelable leases were:

         1996                                               $13,680
         1997                                                13,680
         1998                                                11,400
                                                            -------
         Total                                              $38,760
                                                            =======

NOTE I - RELATED PARTY TRANSACTIONS

         Rental expense for all operating leases for the years ending September 29, 1995 and September 30, 1994, was $30,180 and $32,240, respectively. These amounts include leases from stockholders for several assets. The total lease payments to stockholders for the years ending September 29, 1995 and September 30, 1994, were approximately $30,180 and $29,040, respectively.

                        NUTEK, INC. - PENSACOLA, FLORIDA

NOTE J - EMPLOYEE STOCK OWNERSHIP PLAN

         During fiscal year 1994, the Company terminated its employee stock ownership plan, and reacquired all of the outstanding stock under that plan.

NOTE K - NON-CASH INVESTING AND OTHER CASH FLOW INFORMATION

         Cash was paid during the year for interest and income taxes as follows:

                                                                                                 1995                   1994
                                                                                                 ----                    ----
     Interest                                                                                 $105,664                 $ 90,173
     Income taxes (see note D)                                                                $  -0-                      9,920

NOTE L - INVENTORIES

                                                                                                 1995                    1994
                                                                                                 ----                    ----

         Raw materials                                                                        $388,554                 $461,542
         Manufactured parts                                                                     16,725                  139,750
         Shop supplies                                                                          72,690                   80,268
         Finished goods                                                                          -0-                     21,447
         Inventory out for testing                                                               -0-                     25,172
         Less: Reserve for inventory loss                                                      (75,000)                 (80,000
                                                                                              --------                 --------
                                                                                              $402,969                 $648,179
                                                                                              ========                 ========

         NOTE M - NOTES PAYABLE

Payee            Security           Rate           Terms            Current         Long-Term        Total
- -----            --------           ----           -----            -------         ---------        -----
Barnett Bank     Inventory and
                   accounts
                   receivable      Prime +.75      Variable         $149,500         $ -0-          $149,500

Barnett Bank     Computer          Prime +.75      Variable           11,124          39,808          50,932

Barnett Bank     Computer          8.75%           $490./mo            1,423           -0-             1,423

Barnett Bank     Iron Worker       7.50%           $372./mo            4,161           1,514           5,675

Barnett Bank     Auto              6.50%           $502./mo            5,250           9,014          14,264

Barnett Bank     Truck             8.05%           $815./mo            7,561          23,365          30,926

Xerox Corp.      Fax Machine      15.50%           $ 65./mo              608             771           1,379
                                                                     -------         -------        --------

                                                                    $179,627         $74,472        $254,099
                                                                    ========         =======        ========

                        NUTEK, INC. - PENSACOLA, FLORIDA

NOTE M - NOTES PAYABLE (continued)

Maturities in each of the next five years are as follows:

         September 30,             Amount
         -------------             ------
         1996                     $179,627
         1997                       27,206
         1998                       23,414
         1999                       17,416
         2000                        6,436
                                  --------
                                  $254,099
                                  ========

NOTE N

         During fiscal year 1995, the Company sold its Firepower Product line. As a result, Nutek realized $287,291 in gain on the sale of related patents, fixed assets, inventory, and work-in-process.

                                 BALANCE SHEET
                        NUTEK, INC. - PENSACOLA, FLORIDA
                                  MAY 31, 1996
                                  (UNAUDITED)


                                     ASSETS

                                                                                     1996
                                                                                     ----
CURRENT ASSETS:
   Cash                                                                         $      300
   Accounts receivable                                                             508,608
   Inventory                                                                     1,025,062
   Other receivables                                                                 9,787
   Prepaid expenses                                                                 11,098
   Deferred tax asset                                                               17,000
                                                                                ----------
                                                                                $1,571,855


PROPERTY AND EQUIPMENT:
   Office furniture and equipment                                               $   53,827
   Buildings & leasehold improvements                                              296,594
   Transportation equipment                                                         88,529
   Machinery and equipment                                                         611,413
   Computer and software                                                           161,781
   Equipment under capital leases                                                  107,708
                                                                                ----------
                                                                                $1,319,852

   Less accumulated depreciation                                                (1,034,194)
                                                                                ----------

                                                                                $  285,658

OTHER ASSETS:
   Patents                                                                      $      -0-
   Deposits                                                                     $      424
                                                                                ----------

                                                                                $      424
                                                                                ----------

                                                                                $1,857,937
                                                                                ==========

                                 BALANCE SHEET
                        NUTEK, INC. - PENSACOLA, FLORIDA
                                  MAY 31, 1996
                                  (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES:
Accounts payable                                                                $  626,627
Accrued and other payables                                                          14,999
   Income taxes payable                                                                -0-
   Accrued salaries and bonuses                                                     10,260
   Deferred tax liability                                                           22,000
   Current portion of long-term debt                                               196,749
                                                                                ----------

                                                                                $  870,635

LONG-TERM DEBT:
   Notes payable                                                                $  333,518
   Note payable to stockholder                                                     498,956
                                                                                ----------

                                                                                $  832,474

Less amounts due within one year                                                  (196,749)
                                                                                ----------

                                                                                $  635,725

COMMITMENTS AND CONTINGENCIES                                                            -

DEFERRED INCOME TAX - LONG-TERM                                                 $    5,000

STOCKHOLDERS' EQUITY:
   Common stock; $1 par value; 20,000
   shares authorized, 2,548 shares
   issued and 1,800 outstanding
     in 1996                                                                    $    1,913
   Additional paid-in capital                                                       81,361
   Retained earnings                                                               322,779
   Treasury stock (Common stock
     748.19 shares in 1996) at cost                                                (59,476)
                                                                                ----------

                                                                                $  346,577
                                                                                ----------

                                                                                $1,857,937
                                                                                ==========

                              STATEMENTS OF INCOME
                        NUTEK, INC. - PENSACOLA, FLORIDA
            FOR THE EIGHT MONTHS ENDED MAY 31, 1996 AND MAY 31, 1995
                                  (UNAUDITED)

                                                                         1996             1995
                                                                         ----             ----
Sales                                                                $ 1,875,907       $ 1,887,633
Cost of Sales                                                          1,529,934         1,563,111
                                                                     -----------       -----------

Gross profit                                                         $   345,973       $   324,522
Discounts earned and
   miscellaneous income                                                      127               860
                                                                     -----------       -----------

                                                                     $   346,100       $   325,382
General and administrative
   expenses                                                              346,267           490,473
                                                                     -----------      ------------

Income/loss from operations                                          $      (167)      $  (165,091)

Other income (expenses):
   Sale of scrap                                                     $     2,598       $     3,143
   Interest income                                                         6,571             2,216
   Interest expense                                                      (55,454)          (70,548)
                                                                     -----------       -----------

                                                                     $   (46,285)      $   (65,189)
                                                                     -----------       -----------

Net income (loss)                                                    $   (46,452)      $  (230,280)

Retained earnings, beginning of
   period                                                            $   369,231       $   438,076
                                                                     -----------       -----------

Retained earnings, end of period                                     $   322,779       $   207,796
                                                                     ===========       ===========

                            STATEMENTS OF CASH FLOWS
                        NUTEK, INC. - PENSACOLA, FLORIDA
            FOR THE EIGHT MONTHS ENDED MAY 31, 1996 AND MAY 31, 1995
                                  (UNAUDITED)


                                                                         1996                         1995
                                                                         ----                         ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                         $ (46,452)                   $(230,280)
   Adjustments to reconcile net
     income to net cash:
     Depreciation and amortization                                       37,100                       40,200
     Provision for deferred taxes                                             -                       15,000
   (Increase) decrease in current assets:
     Contracts receivable                                              (230,680)                     429,404
     Costs and estimated earnings in
       excess of billings                                               276,834                      459,399
     Inventory                                                         (622,094)                    (303,880)
     Income taxes receivable                                              9,920
     Employee advances                                                    3,424                          514
     Prepaid expenses                                                       -0-                           (2)
     Other receivables                                                   36,067                      (19,341)
     Other assets                                                           -0-                         (723)
   Increase (decrease) in current
     liabilities:
     Accounts payable                                                   463,617                     (267,125)
     Accrued and other payables                                          (6,359)                     (23,949)
     Income taxes payable                                                   -0-                       (1,783)
     Accrued salaries and bonuses                                            (3)                     (14,127)
     Billings in excess of costs and
       estimated earnings                                               (17,086)                     (16,850)
                                                                       --------                    ---------
                                                                       $(95,712)                   $  66,457
CASH FLOWS FROM INVESTING ACTIVITIES:
   Acquisition of property and
     equipment                                                         $(16,598)                   $ (67,636)
   Obligations under capital lease                                          -0-                      (16,209)
                                                                       --------                    ---------
                                                                       $(16,598)                   $ (83,845)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from long-term debt                                        $100,500                    $  55,567
   Borrowings from stockholders                                          50,000                          -0-
   Repayments to stockholders                                           (17,907)                     (30,000)
   Repayments of long-term debt                                         (21,081)                      (7,879)
                                                                       --------                    ---------
                                                                       $111,512                    $  17,688
                                                                       --------                    ---------
INCREASE (DECREASE) IN CASH AND
   CASH EQUIVALENTS                                                    $   (798)                   $     300
CASH AND CASH EQUIVALENTS AT
   BEGINNING OF PERIOD                                                    1,098                          -0-
                                                                       --------                    ---------
CASH AND CASH EQUIVALENTS AT
   END OF PERIOD                                                       $    300                    $     300
                                                                       ========                    =========

             Pollution Research and Control Corp. and Subsidiaries
                        Pro-Forma Condensed Consolidated
                            Statement of Operations
                      For the Year Ended December 31, 1995



                                                  PRCC &
                                               Subsidiaries            Nutek, Inc.
                                                Year Ended             Year Ended       Pro-forma         Pro-forma
                                                 12-31-95                9-29-95        Adjustments      (Unaudited)
                                                ----------              ---------      ------------       ---------
Net Revenues                                    $5,515,505              $2,484,950      $(187,189)(1)     $7,813,266
Cost of Goods Sold                               3,664,504               2,073,692       (113,026)(2)      5,625,170
                                                ----------              ----------                        ----------

    Gross Profit                                 1,851,001                 411,258                         2,188,096

Operating Expenses                               2,446,691                 692,612        109,167(3)       3,248,470
                                                ----------              ----------                        ----------

Loss From Operations                              (595,690)               (281,354)                       (1,060,374)

Interest & Other Income                              3,961                 302,329                           306,290

Interest Expense                                    (5,589)               (108,169)       (70,000)(4)       (183,758)
                                                ----------              ----------                        ----------

Loss Before Income Taxes                          (597,318)                (87,194)                         (937,842)

Provision (Benefit) for
  Income Taxes                                           -                 (18,349)       (49,651)(5)        (68,000)
                                                ----------              ----------                         ---------

       Net Loss                                  $(597,318)             $  (68,845)                        $(869,842)
                                                 =========              ==========                         =========

Loss Per Share:
       Net Loss                                  $    (.09)                                                $    (.13)
                                                 =========                                                 =========


Weighted average common
and common equivalent
shares outstanding                               6,932,662                                                 6,932,662
                                                 =========                                                 =========


See accompanying notes.

             Pollution Research and Control Corp. and Subsidiaries
                        Pro-Forma Condensed Consolidated
                            Statement of Operations
                     For the Five Months Ended May 31, 1996




                                                  PRCC &
                                               Subdidiaries           Nutek, Inc.      Pro-forma         Pro-forma
                                               (Unaudited)            (Unaudited)     Adjustments       (Unaudited)
                                               ------------           -----------     ------------      -----------
Net Revenues                                    $2,331,275             $1,335,013     $( 83,051)(1)      $3,583,237
Cost of Goods Sold                               1,398,690              1,055,872        47,000 (2)       2,501,562
                                                ----------             ----------                        ----------

    Gross Profit                                   932,585                279,141                         1,081,675

Operating Expenses                                 746,992                174,879        45,069(3)          966,940
                                                ----------             ----------                        ----------

Income From Operations                             185,593                104,262                           114,735

Interest & Other Income                              5,035                  4,264                             9,299

Interest Expense                                    (7,091)               (34,666)      (36,000)(4)         (77,757)
                                                ----------             ----------                        ----------

Income Before Income Taxes                         183,537                 73,860                            46,277

Provision (Benefit) for                                  -                      -       (24,000)(5)         (24,000)
                                                ----------             ----------                        ----------
  Income Taxes

       Net Income                               $  183,537             $   73,860                        $   70,277
                                                ==========             ==========                        ==========

Earnings Per Share:
       Net Income                               $      .03                                               $      .01
                                                ==========                                               ==========

Weighted average common
and common equivalent
shares outstanding                               7,045,041                                                7,045,041
                                                 =========                                                =========

See accompanying notes.

             Pollution Research and Control Corp. and Subsidiaries
       Notes to Pro-Forma Condensed Consolidated Statements of Operations

1.       Introduction

         Effective June 19, 1996 the Company acquired 100% of the outstanding stock of Nutek, Inc., a Florida company primarily engaged in the manufacture of electrical control panels for process control applications in the utility, pulp and paper, and other industries. The Company paid $315,184 inclusive of acquisition costs, and financed the balance of the total purchase price of $1,929,669 (including the incurrence and assumption of debt) with $1,285,069 in asset-based loans based on Nutek's assets, $150,000 in seller financing, with miscellaneous debt accounting for the remainder.

         The transaction was accounted for as a purchase. Current assets and liabilities were recorded at their fair values, with the remainder of $1,496,308 assigned to property and equipment. The details of the assignment of the purchase price are presented in the summary balance sheet of Nutek as of the acquisition date given below:

        Certificate of deposit                                    $    21,750
        Accounts receivable                                           525,811
        Inventories                                                 1,105,918
        Deferred tax asset - current                                   38,000
        Other current assets                                           21,470
        Property and equipment                                      1,496,308
        Loan costs                                                     90,500
        Deferred tax asset - long term                                 67,000
        Other assets                                                      424
        Accounts payable                                             (656,864)
        Other current liabilities                                    (328,648)
        Deferred tax liability                                       (452,000)
        Asset-based loans                                          (1,285,069)
        Seller financing                                             (150,000)
        Other debt                                                   (179,416)
                                                                  -----------
        Cash paid (Stockholder's equity)                          $   315,184
                                                                  ===========

         Reference is made to the Company's Form 10-Q for the period ended June 30, 1996, particularly the Consolidated Balance Sheet as of June 30, 1996 (which reflects the acquisition) and the notes to the Consolidated Financial Statements contained therein for additional information.

         Pro-forma statements of operations are presented for the year ended December 31, 1995 (using Nutek's annual results from its fiscal year ended September 29, 1995), and for the five months ended May 31, 1996.

         Pro-forma financial information is intended to provide investors with information about the continuing impact of a particular transaction by showing how it might have affected historical financial statements if the transaction had been consummated at an earlier time. Such statements can possibly assist investors in analyzing future prospects of the Company because they illustrate the possible scope of the change in the Company's historical financial position and results of operations caused by the transaction, but are not necessarily indicative of future results.

2.       Pro-forma adjustments:
         The pro-forma adjustments listed below were made assuming the transaction had been consummated at the beginning of the fiscal year and the interim period, respectively, and consist of those adjustments management believes were necessary to give effect to events that were directly attributable to the transaction, expected to have a continuing impact, and are factually supportable. The parenthetical item numbers cross-reference to those shown on the face of the respective pro-forma statement of operations.


                                                                        Year            Five Months
                                                                        Ended              Ended
                                                                       12/31/95           5/31/96
                                                                       ---------          --------
(1)      Revenue
         To convert Nutek's revenues from percentage
of completion method to recognize revenue when the
goods are shipped, to be consistent with the Company's
accounting method                                                      $(187,189)          $(83,051)
                                                                       =========           ========

(2)     Cost of Goods Sold
        To convert Nutek's cost of goods sold from
percentage-of-completion method to recognize
costs when the goods are shipped, to be consistent
with the Company's accounting method                                   $(225,026)          $     -

        To reflect additional depreciation on  the
amount of the purchase price assigned to fixed assets
in excess of previous book value                                         112,000             47,000
                                                                       ---------           --------
                                                                       $(113,026)          $ 47,000
                                                                       =========           ========

(3)     Selling, General and Administrative
        To reflect additional depreciation on the amount
of the purchase price assigned to fixed assets in
excess of previous book value                                          $  61,000           $ 25,000
        To reflect amortization of loan costs                             30,167             12,569
        To reflect miscellaneous fees relating to
asset based financing                                                     18,000              7,500
                                                                       ---------           --------
                                                                       $ 109,167           $ 45,069
                                                                       =========           ========

                                                                    Year Ended        Five Months
                                                                       Ended             Ended
                                                                     12/31/95           5/31/96
                                                                     ---------          -------
(4)     Interest Expense
        To reflect additional interest expense
on the increase in debt                                              $(70,000)          $(36,000)
                                                                     ========           ========

(5)     Income taxes
        To eliminate the current income tax benefit
of Nutek which would not have existed                                $ 10,349           $      -
        To reflect the reduction of the deferred tax
liability relating to the additional excess of book
over tax depreciation                                                 (60,000)           (24,000)
                                                                     --------           --------
                                                                     $(49,651)          $(24,000)
                                                                     ========           ========